UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 20, 2004

(Date of earliest event reported)

PHARMACYCLICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

995 E. Arques Avenue
Sunnyvale, California 94085-4521
(408) 774-0330

(Address of principal executive offices including zip code and registrant's telephone number, including area code)

Item 8.01     Other Events.

On September 20, 2004, Pharmacyclics, Inc., a Delaware corporation (the "Registrant"), issued a press release announcing that interim study results of an ongoing clinical trial to evaluate the safety and tumor response of Xcytrin® in combination with Rituxan® and Zevalin® for the treatment of relapsed and refractory non-Hodgkin's B-cell lymphomas were presented a the 6th International Symposium in Cologne, Germany.

The foregoing description is qualified in its entirety by reference to the Registrant's Press Release dated September 20, 2004, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(c)     Exhibits.

Exhibit No.	Description
99.1	Press Release of Pharmacyclics, Inc. dated September 20, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   September 20, 2004

PHARMACYCLICS, INC. By: /s/ LEIV LEA Name: Leiv Lea Title: Vice President, Finance & Administration and CFO and Secretary

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED SEPTEMBER 20, 2004
Exhibit	Description
99.1	Press Release of Pharmacyclics, Inc. dated September 20, 2004.